SUPPLEMENT DATED JANUARY 13, 2006

TO

PROSPECTUS DATED MAY 2, 2005

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

  Effective February 1, 2006, the investment objective for AllianceBernstein Global Technology Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Worldwide Privatization Portfolio is changed to long-term growth of capital.

  Effective February 1, 2006, the name of AllianceBernstein Worldwide Privatization Portfolio is changed to AllianceBernstein International Growth Portfolio.

  Effective February 6, 2006, Scudder VIT Funds will be DWS Investments VIT Funds and Scudder VIT Small Cap Index Fund will change its name to DWS Small Cap Index VIP.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.